                                                                    Exhibit 10.1

                                                                  EXECUTION COPY


                                SECOND AMENDMENT

            SECOND AMENDMENT, dated as of October 13, 2000 (this "Amendment"), to the AMENDED AND RESTATED CREDIT AGREEMENT, dated as of March 26, 1999, as amended (as amended, the "CREDIT AGREEMENT"), among COMMUNITY HEALTH SYSTEMS, INC., a Delaware corporation (the "BORROWER"), COMMUNITY HEALTH SYSTEMS HOLDINGS CORP., a Delaware corporation ("HOLDCO"), the several lenders from time to time parties thereto (the "LENDERS"), THE CHASE MANHATTAN BANK, as administrative agent for the Lenders (in such capacity, the "ADMINISTRATIVE AGENT") and NATIONSBANK, N.A. and THE BANK OF NOVA SCOTIA, as the co-agents for the Lenders (collectively, the "CO-AGENTS").


                              W I T N E S S E T H :
                              - - - - - - - - - -


            WHEREAS, the Borrower, HoldCo, the Administrative Agent, the Co-Agents and the Lenders are parties to the Credit Agreement;

            WHEREAS, the Borrower and HoldCo, have requested that the Administrative Agent and the Required Lenders agree to amend certain provisions of the Credit Agreement; and

            WHEREAS, the Administrative Agent and the Lenders parties hereto are willing to agree to the requested amendments, but only upon the terms and conditions set forth herein;

            NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the premises contained herein, the parties hereto agree as follows:


                 SECTION I. AMENDMENTS TO THE CREDIT AGREEMENT.

            1.1 DEFINED TERMS. Unless otherwise defined herein, capitalized terms which are defined in the Credit Agreement are used herein as defined therein.

            1.2 AMENDMENT TO SECTION 14. (a) Section 14 of the Credit Agreement is hereby amended by deleting paragraph (l) therein in its entirety and substituting, in lieu thereof, the following:

            "(l) FL Affiliates shall cease to own at least 25% of the outstanding capital stock of HoldCo, free and clear of all Liens; or, any person or group (other than the FL Affiliates) acquires beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission promulgated under the Securities Exchange Act of 1934, as amended) of a percentage of the outstanding capital stock of HoldCo greater than that percentage owned beneficially by the FL Affiliates; or, any person or group (other than the FL Affiliates) shall at any time have the right to designate or elect a majority of the Board of Directors of HoldCo;"

                           SECTION II. MISCELLANEOUS.

            2.1 REPRESENTATIONS AND WARRANTIES. On and as of the date hereof and after giving effect to this Amendment, the Borrower hereby confirms, reaffirms and restates the representations and warranties set forth in Section 10 of the Credit Agreement MUTATIS MUTANDIS, except to the extent that such representations and warranties expressly relate to a specific earlier date in which case the Borrower hereby confirms, reaffirms and restates such representations and warranties as of such earlier date, PROVIDED that the references to the Credit Agreement in such representations and warranties shall be deemed to refer to the Credit Agreement as amended pursuant to this Amendment.

            2.2 CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective as of the date hereof upon the satisfaction of the conditions that (i) the Administrative Agent shall have received counterparts of this Amendment duly executed and delivered by each of the Borrower, the Administrative Agent and the Required Lenders, and (ii) HoldCo shall have issued and sold in a registered public offering consummated on or after the effective date of this Amendment 7,500,000 shares of its common stock, the proceeds of which shall be used to repay outstanding Loans.

            2.3 CONTINUING EFFECT; NO OTHER AMENDMENTS. Except as expressly set forth in this Amendment, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect and the Borrower shall continue to be bound by all of such terms and provisions. The amendments provided for herein are limited to the specific subsections of the Credit Agreement specified herein and shall not constitute an amendment of, or an indication of the Administrative Agent's or the Lenders' willingness to amend or waive, any other provisions of the Credit Agreement or the same subsections for any other date or purpose.

            2.4 EXPENSES. The Borrower agrees to pay and reimburse the Administrative Agent for all its reasonable costs and expenses incurred in connection with the preparation and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

            2.5 COUNTERPARTS. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by the parties hereto shall be delivered to the Borrower and the Administrative Agent.

            2.6 GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF.

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

                                 COMMUNITY HEALTH SYSTEMS, INC.


                                 By:
                                    ------------------------------
                                    Name:
                                    Title:


                                 COMMUNITY HEALTH SYSTEMS HOLDINGS
                                   CORP.


                                 By:
                                    ------------------------------
                                    Name:
                                    Title:

                                 THE CHASE MANHATTAN BANK, as
                                  Administrative Agent and as a Lender


                                 By:
                                    ------------------------------
                                    Name:
                                    Title:

                                 BANK OF AMERICA, N.A., as Co-Agent and as
                                  a Lender



                                 By:
                                    ------------------------------
                                    Name:
                                    Title:

                                 THE BANK OF NOVA SCOTIA, as Co-Agent
                                  and as a Lender



                                 By:
                                    ------------------------------
                                    Name:
                                    Title:

                                 AERIES-II FINANCE LTD., as a Lender



                                 By:
                                    ------------------------------
                                    Name:
                                    Title:

                                 AIMCO CDO SERIES 2000-A, as a Lender



                                 By:
                                    ------------------------------
                                    Name:
                                    Title:

                                 ALLSTATE INSURANCE COMPANY, as a Lender


                                 By:
                                    ------------------------------
                                    Name:
                                    Title:



                                 By:
                                    ------------------------------
                                    Name:
                                    Title:

                                 ALLSTATE LIFE INSURANCE CO., as a Lender


                                 By:
                                    ------------------------------
                                    Name:
                                    Title:



                                 By:
                                    ------------------------------
                                    Name:
                                    Title:

                                 AMSOUTH BANK OF ALABAMA, as a Lender



                                 By:
                                    ------------------------------
                                    Name:
                                    Title:

                                 APEX (IDM) CDO I, Ltd., as a Lender



                                 By:
                                    ------------------------------
                                    Name:
                                    Title:

                                 BHF (USA) CAPITAL CORPORATION, as a
                                  Lender


                                 By:
                                    ------------------------------
                                    Name:
                                    Title:


                                 By:
                                    ------------------------------
                                    Name:
                                    Title:

                                 BANK AUSTRIA CREDITANSTALT CORPORATE
                                 FINANCE, INC., as a Lender



                                 By:
                                    ------------------------------
                                    Name:
                                    Title:




                                 By:
                                    ------------------------------
                                    Name:
                                    Title:

                                 BANK ONE, NA, as a Lender



                                 By:
                                    ------------------------------
                                    Name:
                                    Title:

                                 BANK OF AMERICA, as a Lender



                                 By:
                                    ------------------------------
                                    Name:
                                    Title:

                                 THE BANK OF NEW YORK, as a Lender



                                 By:
                                    ------------------------------
                                    Name:
                                    Title:

                                 BANKBOSTON, N.A., as a Lender



                                 By:
                                    ------------------------------
                                    Name:
                                    Title:

                                 CAPTIVA FINANCE LTD., as a Lender



                                 By:
                                    ------------------------------
                                    Name:
                                    Title:

                                 CERES FINANCE, LTD., as a Lender

                                 by: Stanfield Capital Partners LLC



                                 By:
                                    ------------------------------
                                    Name:
                                    Title:

                                 CITADELL HILL 2000 Ltd.,
                                 as a Lender



                                 By:
                                    ------------------------------
                                    Name:
                                    Title:

                                 CREDIT LYONNAIS NEW YORK BRANCH,
                                 as a Lender



                                 By:
                                    ------------------------------
                                    Name:
                                    Title:



                                 By:
                                    ------------------------------
                                    Name:
                                    Title:

                                 ELC (CAYMAN) LTD., as a Lender



                                 By:
                                    ------------------------------
                                    Name:
                                    Title:

                                 ELC (CAYMAN) LTD. 1999-II,
                                 as a Lender



                                 By:
                                    ------------------------------
                                    Name:
                                    Title:

                                 ELC (CAYMAN) LTD. 1999-III,
                                 as a Lender



                                 By:
                                    ------------------------------
                                    Name:
                                    Title:

                                 ELC (CAYMAN) LTD. 2000-1,
                                 as a Lender



                                 By:
                                    ------------------------------
                                    Name:
                                    Title:

                                 ELC (CAYMAN) LTD. CDO SERIES 1999-I,
                                 as a Lender



                                 By:
                                    ------------------------------
                                    Name:
                                    Title:

                                 FIRST DOMINION FUNDING II, as a Lender



                                 By:
                                    ------------------------------
                                    Name:
                                    Title:

                                 FIRST NATIONAL BANK OF BOSTON,
                                 as a Lender



                                 By:
                                    ------------------------------
                                    Name:
                                    Title:

                                 FIRST UNION NATIONAL BANK N.C., as a Lender



                                 By:
                                    ------------------------------
                                    Name:
                                    Title:

                                 FLOATING RATE PORTFOLIO, as a Lender

                                 By: INVESCO Senior Secured Management, Inc., as attorney in fact

                                 By:
                                    ------------------------------
                                    Name:
                                    Title:

                                 GENERAL ELECTRIC CAPITAL
                                 CORPORATION, as a Lender



                                 By:
                                    ------------------------------
                                    Name:
                                    Title:

                                 GIBRALTAR, LTD., as a Lender



                                 By:
                                    ------------------------------
                                    Name:
                                    Title:

                                 HSBC BANK USA, as a Lender



                                 By:
                                    ------------------------------
                                    Name:
                                    Title:

                                 INDUSTRIAL BANK OF JAPAN, LTD.,
                                 as a Lender



                                 By:
                                    ------------------------------
                                    Name:
                                    Title:

                                 JACKSON NATIONAL LIFE INSURANCE
                                 COMPANY, as a Lender



                                 By:
                                    ------------------------------
                                    Name:
                                    Title:

                                 KZH ING-1 LLC, as a Lender



                                 By:
                                    ------------------------------
                                    Name:
                                    Title:

                                 KZH ING-2 LLC, as a Lender



                                 By:
                                    ------------------------------
                                    Name:
                                    Title:

                                 KZH STERLING LLC, as a Lender



                                 By:
                                    ------------------------------
                                    Name:
                                    Title:

                                 KEYPORT LIFE INSURANCE COMPANY, as a
                                 Lender

                                 By: Stein Roe & Farnham Incorporated, as Agent



                                 By:
                                    ------------------------------
                                    Name:
                                    Title:

                                 LEHMAN COMMERCIAL PAPER INC., as a Lender



                                 By:
                                    ------------------------------
                                    Name:
                                    Title:

                                 LIBERTY-STEIN ROE ADV. FLOATING RATE,
                                 as a Lender



                                 By:
                                    ------------------------------
                                    Name:
                                    Title:

                                 MSDW PRIME INCOME TRUST, as a Lender



                                 By:
                                    ------------------------------
                                    Name:
                                    Title:

                                 MAGNETITE ASSET INVESTORS,
                                 as a Lender



                                 By:
                                    ------------------------------
                                    Name:
                                    Title:

                                 MASS MUTUAL HIGH YIELD PARTNERS II, LLC, as a Lender



                                 By:
                                    ------------------------------
                                    Name:
                                    Title:

                                 MASSACHUSETTS MUTUAL LIFE INSURANCE
                                 COMPANY, as a Lender



                                 By:
                                    ------------------------------
                                    Name:
                                    Title:

                                 MERRILL LYNCH PRIME RATE PORTFOLIO,
                                 as a Lender



                                 By:
                                    ------------------------------
                                    Name:
                                    Title:

                                 MERRILL LYNCH SENIOR FLOATING RATE
                                 FUND, INC., as a Lender



                                 By:
                                    ------------------------------
                                    Name:
                                    Title:

                                 THE MITSUBISHI TRUST AND BANKING
                                 CORPORATION, as a Lender



                                 By:
                                    ------------------------------
                                    Name:
                                    Title:

                                 NATEXIS BANQUE POPULAIRES, as a Lender



                                 By:
                                    ------------------------------
                                    Name:
                                    Title:

                                 NATIONAL CITY BANK OF KENTUCKY, as a
                                 Lender



                                 By:
                                    ------------------------------
                                    Name:
                                    Title:

                                 NEW YORK LIFE INSURANCE COMPANY,
                                 as a Lender



                                 By:
                                    ------------------------------
                                    Name:
                                    Title:

                                 NEW YORK LIFE INSURANCE AND ANNUITY
                                 CORPORATION, as a Lender

                                 By:
                                    ------------------------------
                                    Name:
                                    Title:

                                 NUVEEN SENIOR INCOME FUND, as a Lender

                                 By:
                                    ------------------------------
                                    Name:
                                    Title:

                                 OASIS COLLATERAL HIGH INCOME
                                 PORTFOLIO-1, as a Lender

                                 By: INVESCO Senior Secured Management, Inc.,
                                 as Subadvisor



                                 By:
                                    ------------------------------
                                    Name:
                                    Title:

                                 OCTAGON INVESTMENT PARTNERS II, LLC,
                                 as a Lender




                                 By:
                                    ------------------------------
                                    Name:
                                    Title:

                                 OCTAGON INVESTMENT PARTNERS III, LTD.
                                 as a Lender




                                 By:
                                    ------------------------------
                                    Name:
                                    Title:

                                 PNC BANK, KENTUCKY, INC.,
                                 as a Lender



                                 By:
                                    ------------------------------
                                    Name:
                                    Title:

                                 PARIBAS, as a Lender



                                 By:
                                    ------------------------------
                                    Name:
                                    Title:

                                 PILGRIM AMERICAN HIGH INCOME
                                 INVESTMENT LTD., as a Lender

                                 By: Pilgrim Investments, Inc., as its
                                 investment manager



                                 By:
                                    ------------------------------
                                    Name:
                                    Title:

                                 PILGRIM CLO 1999-1 LTD.,
                                 as a Lender

                                 By: Pilgrim Investments, Inc., as its
                                 investment manager



                                 By:
                                    ------------------------------
                                    Name:
                                    Title:

                                 PILGRIM PRIME RATE INCOME TRUST,
                                 as a Lender

                                 By: Pilgrim Investments, Inc., as its
                                 investment manager



                                 By:
                                    ------------------------------
                                    Name:
                                    Title:

                                 SAAR HOLDINGS CDO, LIMITED,
                                 as a Lender



                                 By:
                                    ------------------------------
                                    Name:
                                    Title:

                                 SEQUILS - PILGRIM I, LTD.,
                                 as a Lender

                                 By: Pilgrim Investments, Inc., as its
                                 investment manager



                                 By:
                                    ------------------------------
                                    Name:
                                    Title:

                                 SPS SWAPS, as a Lender



                                 By:
                                    ------------------------------
                                    Name:
                                    Title:

                                 SRF 2000 LLC, as a Lender



                                 By:
                                    ------------------------------
                                    Name:
                                    Title:

                                 SRF TRADING, INC., as a Lender



                                 By:
                                    ------------------------------
                                    Name:
                                    Title:

                                 SENECA CBO II L.P., as a Lender



                                 By:
                                    ------------------------------
                                    Name:
                                    Title:

                                 SENIOR DEBT PORTFOLIO, as a Lender

                                 By: Boston Management and Research,
                                 as Investment Advisor



                                 By:
                                    ------------------------------
                                    Name:
                                    Title:

                                 SIMSBURY CLO, LIMITED,
                                 as a Lender

                                 By:  MassMutual Life Insurance



                                 By:
                                    ------------------------------
                                    Name:
                                    Title:

                                 SKANDINAVISKA ENSILDA BANKEN,
                                 as a Lender



                                 By:
                                    ------------------------------
                                    Name:
                                    Title:

                                 STANFIELD CLO, LTD.,
                                 as a Lender

                                 By: Stanfield Capital Partners LLC



                                 By:
                                    ------------------------------
                                    Name:
                                    Title:

                                 STANFIELD\RMF TRANSATLANTIC CDO, LTD.,
                                 as a Lender

                                 By: Stanfield Capital Partners LLC



                                 By:
                                    ------------------------------
                                    Name:
                                    Title:

                                 STEIN ROE & FARNHAM CLO I LTD.,
                                 as a Lender

                                 By: Stein Roe & Farnham Incorporated, as
                                 Portfolio Manager



                                 By:
                                    ------------------------------
                                    Name:
                                    Title:

                                 STEIN ROE FLOATING RATE LLC,
                                 as a Lender

                                 By: Stein Roe & Farnham Incorporated, as
                                 Portfolio Manager



                                 By:
                                    ------------------------------
                                    Name:
                                    Title:

                                 STRATA FUNDING LIMITED,
                                 as a Lender



                                 By:
                                    ------------------------------
                                    Name:
                                    Title:

                                 SWAPS CSLT, as a Lender



                                 By:
                                    ------------------------------
                                    Name:
                                    Title:

                                 VAN KAMPEN CLO I, LIMITED,
                                 as a Lender

                                 By: Van Kampen Management Inc., as Collateral Manager



                                 By:
                                    ------------------------------
                                    Name:
                                    Title:

                                 VAN KAMPEN CLO II, LIMITED,
                                 as a Lender

                                 By: Van Kampen Management Inc., as Collateral Manager



                                 By:
                                    ------------------------------
                                    Name:
                                    Title:

                                 VAN KAMPEN PRIME RATE INCOME TRUST
                                 as a Lender

                                 By: Van Kampen Management Inc., as Collateral Manager



                                 By:
                                    ------------------------------
                                    Name:
                                    Title:

                                 VAN KAMPEN SENIOR INCOME TRUST
                                 as a Lender

                                 By: Van Kampen Management Inc., as Collateral Manager



                                 By:
                                    ------------------------------
                                    Name:
                                    Title:

                                                                       EXHIBIT A

                                 THIRD AMENDMENT

            THIRD AMENDMENT, dated as of July 19, 2001 (this "THIRD Amendment"), representing an amendment to the Amended and Restated Credit Agreement, dated as of March 26, 1999 (as amended, supplemented or otherwise modified, the "CREDIT AGREEMENT"), among CHS/COMMUNITY HEALTH SYSTEMS, INC., a Delaware corporation and formerly known as Community Health Systems, Inc. (the "BORROWER"), COMMUNITY HEALTH SYSTEMS, INC., a Delaware corporation and formerly known as Community Health Systems Holdings Corp. ("HOLDCO"), the several lenders from time to time parties thereto (the "LENDERS"), THE CHASE MANHATTAN BANK, as administrative agent for the Lenders (in such capacity, the "ADMINISTRATIVE AGENT") and BANK OF AMERICA, N.A. and THE BANK OF NOVA SCOTIA, as the co-agents for the Lenders (collectively, the "CO-AGENTS").


                              W I T N E S S E T H :
                              - - - - - - - - - -


            WHEREAS, the Borrower, HoldCo, the Administrative Agent, the Co-Agents and the Lenders are parties to the Credit Agreement;

            WHEREAS, the Borrower and HoldCo have requested that the Administrative Agent and the Required Lenders agree to amend certain provisions of the Credit Agreement; and

            WHEREAS, the Administrative Agent and the Lenders parties hereto are willing to agree to the requested amendments, but only upon the terms and conditions set forth herein;

            NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the premises contained herein, the parties hereto agree as follows:


            1. DEFINED TERMS. Unless otherwise defined herein, capitalized terms which are defined in the Credit Agreement are used herein as defined therein.

            2. Amendment to Subsection 1.1 (Defined Terms). (a) Subsection 1.1 of the Credit Agreement is hereby amended by deleting in their respective entireties definitions in such subsection for the following defined terms and substituting, in lieu thereof, the following definitions:

            "ACQUISITION LOAN COMMITMENT PERCENTAGE": as to any Lender at any time, the percentage which such Lender's Acquisition Loan Commitment constitutes of all such Acquisition Loan Commitments (or, if the Acquisition Loan Commitments shall have been terminated, the percentage of the outstanding Acquisition Loans constituted by such Lender's Acquisition Loans), it being understood that such percentage shall be appropriately adjusted as of the date of any reduction in the Acquisition Loan

      Commitments of the Non-Extending Acquisition Loan Lenders or the First Extending Acquisition Loan Lenders to reflect such reduction.

            "ACQUISITION LOAN COMMITMENT PERIOD": (a) with respect to any Non-Extending Acquisition Loan Lender or First Extending Acquisition Loan Lender, the period from and including the Original Closing Date to but not including the Original Acquisition Loan Termination Date, and (b) with respect to any Second Extending Acquisition Loan Lender, the period from and including the Original Closing Date to but not including the Extended Acquisition Loan Termination Date.

            "ACQUISITION LOAN TERMINATION DATE": as to any Non-Extending Acquisition Loan Lender or First Extending Acquisition Loan Lender, the Original Acquisition Loan Termination Date, and as to any Second Extending Acquisition Loan Lender, the Extended Acquisition Loan Termination Date, as the case may be.

            "REVOLVING CREDIT COMMITMENT PERIOD": (a) with respect to any Non-Extending Revolving Credit Lender, the period from and including the Original Closing Date to but not including the Non-Extended Revolving Credit Termination Date and, (b) with respect to any Extending Revolving Credit Lender, the period from and including the original Closing Date to but not including the Extended Revolving Credit Termination Date.

            "REVOLVING CREDIT TERMINATION DATE": as to any Non-Extending Revolving Credit Lender, the Non-Extended Revolving Credit Termination Date, and as to any Extending Revolving Credit Lender, the Extended Revolving Credit Termination Date, as the case may be.

            (b) Subsection 1.1 of the Credit Agreement is hereby amended by deleting paragraph (B) in the definition of "Interest Period" in such subsection in its entirety and substituting, in lieu thereof, the following:

            (B) any Interest Period with respect to any Revolving Credit Loan or Acquisition Loan that would otherwise extend beyond the Revolving Credit Termination Date of any Lender or the Acquisition Loan Termination Date of any Lender, as the case may be, shall end on such Revolving Credit Termination Date or Acquisition Loan Termination Date, as the case may be, or if such Revolving Credit Termination Date or Acquisition Loan Termination Date, as the case may be, shall not be a Working Day, on the next preceding Working Day;

            (c) Subsection 1.1 of the Credit Agreement is hereby amended by deleting paragraph (a) in the definition of "Applicable Margin" in such subsection in its entirety and substituting, in lieu thereof, the following:

            (a) (i) for each Revolving Credit Loan (other than any Revolving Credit Loan held by an Extending Revolving Credit Lender after the Third Amendment Effective Date), Tranche A Term Loan, Acquisition Loan (other than any Acquisition Loan held by a Second Extending Acquisition Loan Lender after the Third Amendment Effective Date) and Swing Line Loan (with respect to ABR only) (other than a Swing Line Loan after the Third Amendment Effective Date) for each day, the rate per annum for the relevant Type of such Loan set forth below opposite the Applicable Level in effect on such day and (ii) for each Revolving Credit Loan held by any Extending Revolving Credit Lender, Acquisition Loan held by any Second Extending Acquisition Loan Lender and Swing Line Loan (with respect to ABR only) for each day after the Third Amendment Effective Date, the rate per annum for the relevant Type of such Loan set forth below opposite the Applicable Level in effect on such day plus 0.50%:


                                   ABR Loan              Eurodollar Loan
                                   --------              ---------------
            Level 1                1.50%                 2.50%
            Level 2                1.25%                 2.25%
            Level 3                1.00%                 2.00%
            Level 4                0.75%                 1.75%
            Level 5                0.50%                 1.50%

            (d) Subsection 1.1 of the Credit Agreement is hereby amended by adding alphabetically therein the following definitions:

            "EXTENDED ACQUISITION LOAN TERMINATION DATE": the earlier of (i) January 2, 2004 and (ii) any other date on which the Acquisition Loan Commitments shall terminate hereunder.

            "EXTENDED REVOLVING CREDIT TERMINATION DATE": the earlier of (i) January 2, 2004 and (ii) any other date on which the Revolving Credit Commitments shall terminate hereunder.

            "EXTENDING REVOLVING CREDIT LENDERS": the Lenders with Revolving Credit Commitments that consent to the Third Amendment in accordance with the terms thereof.

            "FIRST EXTENDED ACQUISITION LOAN COMMITMENT": as to any First Extending Acquisition Loan Lender, its Acquisition Loan Commitment.

            "FIRST EXTENDING ACQUISITION LOAN LENDERS": the Lenders with Acquisition Loan Commitments that are listed on Schedule 1 (as in effect on the records of the Administrative Agent immediately prior to the Third Amendment Effective Date) as having Extended Acquisition Loan Commitments and that do not consent to the Third Amendment in accordance with the terms thereof.

            "NON-EXTENDED ACQUISITION LOAN COMMITMENT": as to any Non-Extending Acquisition Loan Lender, its Acquisition Loan Commitment."

            "NON-EXTENDING ACQUISITION LOAN LENDERS": the Lenders with Acquisition Loan Commitments that are listed on Schedule 1 (as in effect on the records of the Administrative Agent immediately prior to the Third Amendment Effective Date) as having Non-Extended Acquisition Loan Commitments and that do not consent to the Third Amendment in accordance with the terms thereof.

            "NON-EXTENDING REVOLVING CREDIT LENDERS": the Lenders with Revolving Credit Commitments that do not consent to the Third Amendment in accordance with the terms thereof.

            "NON-EXTENDED REVOLVING CREDIT TERMINATION DATE": the earlier of (i) December 31, 2002 and (ii) any other date on which the Revolving Credit Commitments shall terminate hereunder.

            "ORIGINAL ACQUISITION LOAN TERMINATION DATE": the earlier of (i) December 31, 2002 and (ii) any other date on which the Acquisition Loan Commitments shall terminate hereunder.

            "SECOND EXTENDED ACQUISITION LOAN COMMITMENT": as to any Second Extending Acquisition Loan Lender, its Acquisition Loan Commitment.

            "SECOND EXTENDING ACQUISITION LOAN LENDERS": the Lenders with Acquisition Loan Commitments listed on Schedule 1 (as in effect on the records of the Administrative Agent immediately prior to the Third Amendment Effective Date) under the heading "Non-Extended Acquisition Loan Commitment" or "Extended Acquisition Loan Commitment" that consent to the Third Amendment in accordance with the terms thereof.

            "THIRD AMENDMENT": the Third Amendment dated as of July 19, 2001 to this Agreement.

            "THIRD AMENDMENT EFFECTIVE DATE": as defined in section 16 of the Third Amendment.

            3. AMENDMENT TO SUBSECTION 6.3 (ISSUANCE OF LETTERS OF CREDIT). Subsection 6.3 of the Credit Agreement is hereby amended by deleting paragraph
(b) of such subsection in its entirety and substituting, in lieu thereof, the following:

            (b) Each Letter of Credit issued hereunder shall, among other things, (i) be in such form requested by the Company as shall be acceptable to the Issuing Lender in its sole discretion and (ii) have an expiry date, in the case of each Standby L/C, other than Existing Letters of Credit, occurring not later than the earlier of (w) 365 days after the date of issuance of such Standby L/C and (x) the Extended Revolving Credit Termination Date, and, in the case of each Commercial L/C, occurring not later than the earlier of (y) 180 days after the date of issuance of such Commercial L/C; PROVIDED, HOWEVER, that at the request of the Company and upon the consent, in its sole and absolute discretion, of the Issuing Lender issuing such Commercial L/C, such date may be up to 360 days after the date of issuance of such Commercial L/C and (z) the Extended Revolving Credit Termination Date. Each L/C Application and each Letter of Credit shall be subject to the Uniform Customs and, to the extent not inconsistent therewith, the laws of the State of New York.

            4. AMENDMENT TO SECTION 6 (AMOUNT AND TERMS OF REVOLVING CREDIT COMMITMENTS). Section 6 of the Credit Agreement is hereby amended by adding subsection 6.9 thereto as follows:

            6.9 PAYMENTS ON DECEMBER 31, 2002. On the Non-Extended Revolving Credit Termination Date (if such date is not also the Extended Revolving Credit Termination Date) the Company shall make a prepayment of the Revolving Credit Loans of the Extending Revolving Credit Lenders in the aggregate amount (if any) as may be necessary to reduce the Aggregate Revolving Credit Extensions of Credit of the Extending Revolving Credit Lenders to an amount equal to their aggregate Revolving Credit Commitments on such date, after giving effect to any payments on such date of the Revolving Credit Loans of the Non-Extending Revolving Credit Lenders and, as provided in the next succeeding sentence, the release of their liabilities in respect of Letters of Credit and Swing Line Loans. On such date, so long as no Event of Default shall have occurred and be continuing and so long as any prepayment contemplated by the immediate preceding sentence of the Revolving Credit Loans of the Extending Revolving Credit Lenders has been made, the Non-Extending Revolving Credit Lenders shall be released from all liability in respect of the Letters of Credit and the Swing Line Loans.

            5. AMENDMENT TO SUBSECTION 7.2 (MANDATORY REDUCTION OF ACQUISITION LOAN COMMITMENTS). Subsection 7.2 of the Credit Agreement is hereby amended by deleting subsection 7.2 in its entirety and substituting, in lieu thereof, the following:

            7.2 MANDATORY REDUCTION OF ACQUISITION LOANS. On each anniversary of the Original Closing Date as set forth on Schedule 7.2(a) or 7.2(b), as the case may be, (a) the First Extended Acquisition Loan Commitments shall automatically be permanently reduced to, and each Lender's First Extended Acquisition Loan Commitment shall be permanently reduced to an amount equal to such Lender's First Extended Acquisition Loan Commitment Percentage of, the amount set forth on Schedule 7.2(a) and (b) the Non-Extended Acquisition Loan Commitments shall automatically be permanently reduced to, and each Lender's Non-Extended Acquisition Loan Commitment shall be permanently reduced to an amount equal to such Lender's Non-Extended Acquisition Loan Commitment Percentage of, the amount set forth on Schedule 7.2(b); provided, however, that if prior to any of the dates specified in Schedules 7.2(a) or 7.2(b), the First Extended Acquisition Loan Commitments or the Non-Extended Acquisition Loan Commitments shall have been permanently reduced pursuant to subsection 8.4 or 8.6 to an amount less than the amount to which the First Extended Acquisition Loan Commitments or the Non-Extended Acquisition Loan Commitments, as the case may be, are required to be reduced on such date pursuant to such Schedule, the relevant Acquisition Loan Commitments shall as of such date continue to be such lesser amount. If at the time of any such mandatory reduction of the First Extended Acquisition Loan Commitments or the Non-Extended Acquisition Loan Commitments the aggregate principal amount of the First Extended Acquisition Loans or the Non-Extended Acquisition Loans, as the case may be, then outstanding exceeds the First Extended Acquisition Loan Commitments or the Non-Extended Acquisition Loan Commitments, as the case may be, as so reduced on such date, the Company shall on such date prepay the relevant Acquisition Loans in the amount of such excess, together with accrued interest thereon to the date of payment. The Second Extended Acquisition Loan Commitments shall not be subject to any scheduled mandatory reductions.

            6. AMENDMENT TO SUBSECTION 8.2 (REPAYMENT OF LOANS; EVIDENCE OF
DEBT). Subsection 8.2 of the Credit Agreement is hereby amended by deleting paragraph (a) of such subsection in its entirety and substituting, in lieu thereof, the following:

            (a) The Company hereby unconditionally promises to pay to the Administrative Agent for the account of each Lender (i) the then unpaid principal amount of each Revolving Credit Loan of such Lender on (if such Lender is a Non-Extending Revolving Credit Lender) the Non-Extended Revolving Credit Termination Date or (if such Lender is an Extending Revolving Credit Lender) the Extended Revolving Credit Termination Date (or such earlier date on which the Revolving Credit Loans become due and payable pursuant to Section 14), (ii) the then unpaid principal amount of each Acquisition Loan of such Lender on (if such Lender is a Non-Extending Acquisition Loan Lender or a First Extending Acquisition Loan Lender) the Original Acquisition Loan Termination Date or (if such Lender is a Second Extending Acquisition Loan Lender) the Extended Acquisition Loan Termination Date (or such earlier date on which the Acquisition Loans become due and payable pursuant to Section 14), and (iii) the principal amount of the Term Loan of such Lender, in accordance with the applicable amortization schedule set forth in subsections 2.2, 3.2, 4.2 and 5.2 (or the then unpaid principal amount of such Term Loans, on the date that any or all of the Term Loans become due and payable pursuant to Section 14). The Company hereby further agrees to pay interest on the unpaid principal amount of the Loans from time to time outstanding from the date hereof until payment in full thereof at the rates per annum, and on the dates, set forth in subsection 8.7.

            7. AMENDMENT TO SUBSECTION 8.9 (COMMITMENT FEES). Subsection 8.9 of the Credit Agreement is hereby amended by deleting subsection 8.9 in its entirety and substituting, in lieu thereof, the following:

            8.9 COMMITMENT FEES. The Company agrees to pay to the Administrative Agent, (i) for the account of each Lender (other than any Extending Revolving Credit Lender or Second Extending Acquisition Loan Lender), a commitment fee from and including the Closing Date to but excluding the later of the Revolving Credit Termination Date and the Acquisition Loan Termination Date on the sum of such Lender's Available Revolving Credit Commitment and Available Acquisition Loan Commitment outstanding from time to time, at the rate per annum for each day during the period for which payment is made set forth opposite the Applicable Level on such day, and
      (ii) for the account of each Extending Revolving Credit Lender and Second Extending Acquisition Loan Lender, a commitment fee from and including the Third Amendment Effective Date to but excluding the later of the Extended Revolving Credit Termination Date and the Extended Acquisition Loan Termination Date on the sum of such Lender's Available Revolving Credit Commitment and Available Acquisition Loan Commitment outstanding from time to time, at the rate per annum for each day during the period for which payment is made set forth opposite the Applicable Level on such day plus, for each of Levels 3 and 4, 0.125%:


                Applicable Level                      Commitment Fee
                ----------------                      --------------
                   Level 1                                .500%
                   Level 2                                .500%
                   Level 3                                .375%
                   Level 4                                .375%
                   Level 5                                .375%

      The commitment fee provided for in this subsection 8.9 shall be payable quarterly in arrears on the last day of each fiscal quarter and on the Revolving Credit Termination Date or Extended Revolving Credit Termination Date, as the case may be, with respect to the Available Revolving Credit Commitments and on the Acquisition Loan Termination Date or Extended Acquisition Loan Termination Date, as the case may be, with respect to the Available Acquisition Loan Commitments.

            8. AMENDMENT TO SUBSECTION 8.11(A) (LETTER OF CREDIT FEES). Subsection 8.11(a) of the Credit Agreement is hereby amended by deleting the first paragraph of such subsection in its entirety and substituting, in lieu thereof, the following:

            (a) In lieu of any letter of credit commissions and fees provided for in any L/C Application relating to Letters of Credit (other than standard administrative issuance, amendment and negotiation fees), the Company agrees to pay the Administrative Agent a Letter of Credit fee, for the account of the Issuing Lender and the Participating Lenders, (i) with respect to each Standby L/C, on the average outstanding amount available to be drawn under each Standby L/C at a rate per annum equal to the Applicable Margin for Revolving Credit Loans which are Eurodollar Loans in effect at such time, whether or not there are any such Eurodollar Loans outstanding at such time, payable in arrears, on the last day of each fiscal quarter of the Company and on the Revolving Credit Termination Date or the Extended Revolving Credit Termination Date as the case may be and
      (ii) with respect to each Commercial L/C, on the aggregate face amount of each Commercial L/C at a rate equal to the Applicable Margin for Revolving Credit Loans which are Eurodollar Loans in effect at such time, whether or not there are any such Eurodollar Loans outstanding at such time, payable on the date such Commercial L/C is issued. After the Third Amendment Effective Date, the Letter of Credit fees payable for the benefit of the Non-Extending Revolving Credit Lenders and Extending Revolving Credit Lenders, respectively, shall be as provided in the definition of "Applicable Margin" in subsection 1.1.

            9. AMENDMENT TO SUBSECTION 8.18 (PRO RATA TREATMENT AND PAYMENTS). Subsection 8.18(a) of the Credit Agreement is hereby amended by adding the following clause to the end of the second sentence of such subsection:

      , provided that (i) so long as no Event of Default shall have occurred and be continuing, the Company may pay the principal of the Revolving Credit Loans of the Non-Extending Revolving Credit Lenders on or after the Non-Extended

      Revolving Credit Termination Date without making any equivalent payment of principal of the Revolving Credit Loans of the Extending Revolving Credit Lenders, (ii) so long as no Event of Default shall have occurred and be continuing, the Company may make payments of principal of the Acquisition Loans of the Non-Extending Acquisition Lenders or the First Extending Acquisition Lenders without making any equivalent payment of principal of the Acquisition Loans of the other Acquisition Lenders in order to reduce the principal of the Acquisition Loans of such Non-Extending Acquisition Lenders or such First Extending Acquisition Lenders to the amount of their Acquisition Loan Commitments as of the date of any scheduled reduction of the Non-Extended Acquisition Loan Commitments or the First Extended Acquisition Loan Commitments or to pay in full the principal of its Acquisition Loans on the Original Acquisition Loan Termination Date, (iii) and on the Third Amendment Effective Date, borrowings under the Acquisition Loan Commitments shall be made from among the Acquisition Loan Lenders in order to make the ratio of the Acquisition Loans of each Acquisition Loan Lender to its Acquisition Loan Commitment as close as practicable to the ratio thereof for the other Acquisition Loan Lenders and (iv) on and after the Third Amendment Effective Date, payments of interest on the Revolving Credit Loans and the Acquisition Loans shall be made PRO RATA according to the respective amounts of interest owing to the Lenders who have made Revolving Credit Loans or Acquisition Loans, as the case may be.

            10. AMENDMENT TO SUBSECTION 13.2 (INDEBTEDNESS). Subsection 13.2 of the Credit Agreement is hereby amended by:

            (a) deleting paragraph (k) of such subsection in its entirety and substituting, in lieu thereof, the following:

            (k) Indebtedness on any date of the Company or any of its Subsidiaries assumed or issued in connection with a Permitted Acquisition (or, in the case of any Permitted Acquisition involving the purchase of capital stock or other equity interests in any Person, Indebtedness of such Person remaining outstanding after such Permitted Acquisition) and any extension or renewal thereof, PROVIDED that the aggregate principal amount of any such Indebtedness assumed or issued after the Third Amendment Effective Date, together with the aggregate amount of net investments made after the Third Amendment Effective Date in Permitted Acquisitions pursuant to subsection 13.7(l) (and calculated as at such date as provided herein), shall not exceed $500,000,000.

            11. AMENDMENT TO SUBSECTION 13.4 (LIMITATION ON CONTINGENT OBLIGATIONS). Subsection 13.4 of the Credit Agreement is hereby amended by adding paragraph (g) thereto as follows:

            (g) Contingent Obligations in respect of any accounts receivable sold or otherwise disposed of pursuant to subsection 13.6(a)(ii).

            12. AMENDMENT TO SUBSECTION 13.6 (PROHIBITION ON SALE OF ASSETS). Subsection 13.6 of the Credit Agreement is hereby amended by deleting paragraph
(a) of such subsection in its entirety and substituting, in lieu thereof, the following:

            (a) for the sale or other disposition of (i) any tangible personal property that, in the reasonable judgment of the Company, has become uneconomic, obsolete or worn out, and which is disposed of in the ordinary course of business or (ii) any accounts receivable of the Company or any of its Subsidiaries more than 180 days past due or are written-off at the time of such sale or disposition or any self-pay accounts receivable of the Company or any of its Subsidiaries that are determined by the Company to be unabled to be paid in full within 150 days of the related service date, PROVIDED that the face value of such sold or disposed of accounts receivable shall not exceed $50,000,000 in the aggregate;

            13. AMENDMENT TO SUBSECTION 13.7 (LIMITATION ON INVESTMENTS, LOANS AND ADVANCES). Subsection 13.7 of the Credit Agreement is hereby amended by deleting paragraph (l) of such subsection in its entirety and substituting, in lieu thereof, the following:

            (l) the Company and its Subsidiaries may make Permitted Acquisitions and may make loans or advances to, or acquisitions or investments in, other Persons in connection with or pursuant to the terms of Permitted Acquisitions, PROVIDED that the consideration paid by the Company or any of its Subsidiaries in all such transactions after the Third Amendment Effective Date (net, in the case of loans, advances, investments and other transfers of any repayments or return of capital in respect thereof actually received in cash by the Company or its Subsidiaries (net of applicable taxes) after the Third Amendment Effective Date and excluding consideration delivered by the Company or its Subsidiaries in any Asset Exchange permitted under Section 13.6(h)) does not exceed in the aggregate, when added to the principal amount of Indebtedness outstanding as permitted pursuant to subsection 13.2(k) and incurred after the Third Amendment Effective Date, $500,000,000;

            14. AMENDMENT TO SUBSECTION 13.9 (LIMITATION ON DIVIDENDS). Subsection 13.9 of the Credit Agreement is hereby amended by deleting paragraph
(c) of such subsection in its entirety and substituting, in lieu thereof, the following:

            (c) so long as no Default or Event of Default has occurred or would occur after giving effect to such declaration or payment, the Company may, from time to time, declare and pay cash dividends to HoldCo on the common stock of the Company; PROVIDED that the proceeds of such dividends shall be used within 30 days of the receipt of such dividends by HoldCo to repurchase HoldCo stock from management employees of HoldCo or any of its Subsidiaries and, PROVIDED FURTHER, that the aggregate amount of such cash dividends paid after the Third Amendment Effective Date does not exceed $10,000,000, as such amount may be increased by the proceeds of any additional HoldCo capital stock which is issued after the Third Amendment Effective Date to any management employees of HoldCo or any of its Subsidiaries so long as such proceeds are contributed by HoldCo to the capital of the Company; and

            15. AMENDMENT TO SECTION 14 (EVENTS OF DEFAULT). Section 14 of the Credit Agreement is hereby amended by deleting paragraph (k) of such section in its entirety and substituting, in lieu thereof, the following:

            (k) HoldCo shall cease to own, directly or indirectly, 100% of the issued and outstanding capital stock of the Company, free and clear of all Liens (other than the Lien granted pursuant to the HoldCo Pledge Agreement), or HoldCo shall conduct, transact or otherwise engage in any business or operations, incur, create, assume or suffer to exist any Indebtedness, Contingent Obligations or other liabilities or obligations or Liens (other than pursuant to any of the Credit Documents), or own, lease, manage or otherwise operate any properties or assets, other than
      (1) incident to the ownership of the Pledged Stock and the Pledged Note (as such terms are defined in the HoldCo Pledge Agreement), (2) as permitted by this Agreement, (3) incident to the ownership of capital stock or other equity interests in any person to the extent (i) the acquisition thereof by the Company would constitute a Permitted Acquisition and (ii) such capital stock or equity interests are contributed to the Company promptly following HoldCo's acquisition thereof and (4) the making of the Subordinated Loan or the issuance of the Subordinated HoldCo Debentures and (5) to the extent necessary to effect the IPO and subsequent offerings or issuances of shares of common stock of HoldCo and other transactions customarily incident thereto; or

            16. CONDITIONS TO EFFECTIVENESS OF THIS THIRD AMENDMENT. This Third Amendment shall become effective upon the satisfaction of the following conditions precedent (such date, the "THIRD AMENDMENT EFFECTIVE DATE"):

            (a) the Administrative Agent shall have received counterparts of this Third Amendment duly executed and delivered by each of the Borrower, HoldCo and the Administrative Agent, consented to by the Required Lenders (including each Extending Revolving Credit Lender and each Second Extending Acquisition Loan Lender), and

            (b) the Administrative Agent shall have received, dated the Third Amendment Effective Date and addressed to the Administrative Agent and the Lenders, legal opinions of Fried, Frank, Harris, Shriver & Jacobson, special counsel to HoldCo and the Borrower, and from the internal counsel to HoldCo and the Borrower, in each case in form and substance satisfactory to the Administrative Agent.

            17. REPRESENTATIONS AND WARRANTIES. On and as of the date hereof and after giving effect to this Third Amendment, the Borrower hereby confirms, reaffirms and restates the representations and warranties set forth in Section 10 of the Credit Agreement mutatis mutandis, except to the extent that such representations and warranties expressly relate to a specific earlier date in which case the Borrower hereby confirms, reaffirms and restates such representations and warranties as of such earlier date, provided that the references to the Credit Agreement in such representations and warranties shall be deemed to refer to the Credit Agreement as amended pursuant to this Amendment.

            18. SCHEDULE 1. Promptly following the Third Amendment Effective Date, the Administrative Agent shall furnish to the Borrower and each of the Lenders a schedule setting forth the Revolving Credit Commitments of the Extending Revolving Credit Lenders and the Non-Extending Revolving Credit Lenders and the respective Acquisition Loan Commitments of the Second Extending Acquisition Loan Lenders, First Extending Acquisition Loan Lenders and the Non-Extending Acquisition Loan Lenders.

            19. CONTINUING EFFECT; NO OTHER AMENDMENTS. Except as expressly set forth in this Third Amendment, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect and the Borrower shall continue to be bound by all of such terms and provisions. The amendments provided for herein are limited to the specific subsections of the Credit Agreement specified herein and shall not constitute an amendment of, or an indication of the Administrative Agent's or the Lenders' willingness to amend or waive, any other provisions of the Credit Agreement or the same subsections for any other date or purpose.

            20. EXPENSES. The Borrower agrees to pay and reimburse the Administrative Agent for all its reasonable costs and expenses incurred in connection with the preparation and delivery of this Third Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

            21. COUNTERPARTS. This Third Amendment may be executed by one or more of the parties to this Third Amendment on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Third Amendment signed by the parties hereto shall be delivered to the Borrower and the Administrative Agent. The execution and delivery of this Third Amendment by any Lender shall be binding upon each of its successors and assigns (including Transferees of its commitments and Loans in whole or in part prior to effectiveness hereof) and binding in respect of all of its commitments and Loans, including any acquired subsequent to its execution and delivery hereof and prior to the effectiveness hereof.

            22. GOVERNING LAW. THIS THIRD AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF.

      IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.



                                    CHS/COMMUNITY HEALTH SYSTEMS, INC.


                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:



                                    COMMUNITY HEALTH SYSTEMS, INC.


                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:



                                    THE CHASE MANHATTAN BANK, as
                                    Administrative Agent and Issuing Lender



                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title: